                                                                    SCHEDULE A-1
                                                                    TO TRADEMARK
                                                              SECURITY AGREEMENT

                                  See Attached

                                                                       EXHIBIT B

                           PATENT SECURITY AGREEMENT

               (PATENTS, PATENT APPLICATIONS AND PATENT LICENSES)

         WHEREAS, [NAME OF GRANTOR, a corporation] (together with any successors thereto, the "GRANTOR") owns, or in the case of licenses, is a party to, the Patent Collateral (as defined below);

         WHEREAS, Grantor, as a [Borrower] [Guarantor], the [other] Borrower[s] party thereto, the other Guarantors party thereto, the Lenders party thereto (the "DIP LENDERS"), and Morgan Stanley Senior Funding, Inc., as
Administrative Agent are parties to a Revolving Credit and Guaranty Agreement dated as of December 31, 2001 (as the same may be amended from time to time, the "DIP CREDIT AGREEMENT"); and

         WHEREAS, pursuant to the terms of a Security and Pledge Agreement dated as of December 31, 2001 (as such agreement may be further amended from time to time, the "DIP SECURITY AGREEMENT") among Grantor, the other lien grantors party thereto and Morgan Stanley Senior Funding, Inc., as Collateral Agent for the Secured Parties (as defined in the DIP Security Agreement) (in such capacity, together with its successors in such capacity, "GRANTEE"), Grantor has granted to Grantee for the benefit of the Secured Parties a continuing security interest in substantially all the assets of Grantor, including all right, title and interest of Grantor in, to and under the Patent Collateral (as defined herein), whether now owned or existing or hereafter acquired or arising, to secure the Obligations (as defined in the DIP Credit Agreement);

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Grantor does hereby grant to Grantee, to secure the Obligations, a continuing security interest in all of Grantor's right, title and interest in, to and under the following (all of the following items or types of property being herein collectively referred to as the "PATENT COLLATERAL"), whether now owned or existing or hereafter acquired or arising:

         (i) each Patent (as defined in the DIP Security Agreement) owned by Grantor, including, without limitation, each Patent referred to in Schedule B-1 hereto;

         (ii) each Patent License (as defined in the DIP Security Agreement), including, without limitation, each Patent License identified in Schedule B-1 hereto; and

         (iii) all proceeds of and revenues from the foregoing, including, without limitation, all proceeds of and revenues from any claim by Grantor against third parties for past, present or future infringement of any Patent owned by Grantor, including, without limitation, any Patent referred to in Schedule B-1 hereto (including, without limitation, any such Patent issuing from any application referred to in Schedule B-1 hereto), and all rights and benefits of Grantor under any Patent License, including, without limitation, any Patent License identified in Schedule B-1 hereto.

         Grantor hereby irrevocably constitutes and appoints Grantee and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full power and authority in the name of Grantor or in its name, from time to time, in Grantee's discretion, so long as any Event of Default (as defined in the DIP Credit Agreement) has occurred and is continuing, to take with respect to the Patent Collateral any and all appropriate action which Grantor might take with respect to the Patent Collateral and to execute any and all documents and instruments which may be necessary or desirable to carry out the terms of this Patent Security Agreement and to accomplish the purposes hereof.

         Except to the extent permitted in the DIP Credit Agreement, Grantor agrees not to sell, license, exchange, assign or otherwise transfer or dispose of, or grant any rights with respect to, or mortgage or otherwise encumber, any of the Patent Collateral.

         The foregoing security interest is granted in conjunction with the security interests granted to Grantee pursuant to the DIP Security Agreement. Grantor does hereby further acknowledge and affirm that the rights and remedies of Grantee with respect to the security interest in the Patent Collateral granted hereby are more fully set forth in the DIP Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.

         IN WITNESS WHEREOF, Grantor has caused this Patent Security Agreement to be duly executed by its officer thereunto duly authorized as of the day of , 200__.

                                       [NAME OF GRANTOR]



                                       By:
                                          -------------------------------------
                                       Title:

Acknowledged:



By:
------------------------------------
Title:

STATE OF NEW YORK  )
                                   ) ss.:
COUNTY OF NEW YORK )

         I, ______________________, a Notary Public in and for said County, in the State aforesaid, DO HEREBY CERTIFY, that ___________________, of [NAME OF GRANTOR], personally known to me to be the same person whose name is subscribed to the foregoing instrument as such ___________________, appeared before me this day in person and acknowledged that (s)he signed, executed and delivered the said instrument as her/his own free and voluntary act and as the free and voluntary act of said Company, for the uses and purposes therein set forth being duly authorized so to do.

         GIVEN under my hand and Notarial Seal this ______ day of _____________ ______________________, 200__.

[Seal]

Signature of notary public
My Commission expires
                      ---------

                                                                    SCHEDULE B-1
                                                                       TO PATENT
                                                              SECURITY AGREEMENT

                                     PATENTS

A. U.S. Patents and Design Patents

I.D. No.        Patent No.        Issued        Expiration        Title

B. U.S. Patent Applications

Case No.        Serial No.        Date          Filing Title

C. Foreign Patents

I.D. No.        Patent No.        Issued        Expiration        Country Title

                                PATENT LICENSES

Parties
Name of Agreement     Licensor/Licensee    Date of Agreement    Subject Matter

                                                                       EXHIBIT C

                          COPYRIGHT SECURITY AGREEMENT

                 (COPYRIGHTS, COPYRIGHT REGISTRATIONS, COPYRIGHT
                      APPLICATIONS AND COPYRIGHT LICENSES)

         WHEREAS, [NAME OF GRANTOR], a _________________________ [corporation] (together with any successors thereto, the "GRANTOR") owns, or in the case of licenses, is a party to, the Copyright Collateral (as defined below);

         WHEREAS, Grantor, as a [Borrower] [Guarantor], the [other] Borrower[s] party thereto, the other Guarantors party thereto, the Lenders party thereto (the "DIP LENDERS"), and Morgan Stanley Senior Funding, Inc., as
Administrative Agent are parties to a Revolving Credit and Guaranty Agreement dated as of December 31, 2001 (as the same may be amended from time to time, the "DIP CREDIT AGREEMENT"); and

         WHEREAS, pursuant to the terms of a Security and Pledge Agreement dated as of December 31, 2001 (as such agreement may be further amended from time to time, the "DIP SECURITY AGREEMENT") among Grantor, the other lien grantors party thereto and Morgan Stanley Senior Funding, Inc., as Collateral Agent for the Secured Parties (as defined in the DIP Security Agreement) (in such capacity, together with its successors in such capacity, "GRANTEE"), Grantor has granted to Grantee for the benefit of the Secured Parties a continuing security interest in substantially all the assets of Grantor, including all right, title and interest of Grantor in, to and under the Copyright Collateral (as defined herein), whether now owned or existing or hereafter acquired or arising, to secure the Obligations (as defined in the DIP Security Agreement);

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Grantor does hereby grant to Grantee, to secure the Obligations, a continuing security interest in all of Grantor's right, title and interest in, to and under the following (all of the following items or types of property being herein collectively referred to as the "COPYRIGHT COLLATERAL"), whether now owned or existing or hereafter acquired or arising:

                  (i) each Copyright (as defined in the DIP Security Agreement) owned by Grantor, including, without limitation, each Copyright registration or application therefor referred to in Schedule C-1 hereto;

                  (ii) each Copyright License (as defined in the DIP Security Agreement), including, without limitation, each Copyright License identified in Schedule C-1 hereto; and

                  (iii) all proceeds of and revenues from, accounts and general intangibles arising out of, the foregoing, including, without limitation, all proceeds of and revenues from any claim by Grantor against third parties for past, present or future infringement of any Copyright, including, without limitation, any Copyright owned by Grantor referred to in Schedule C-1 annexed hereto, and all rights and benefits of Grantor under any Copyright License, including, without limitation, any Copyright License identified in Schedule C-1 hereto.

         Grantor hereby irrevocably constitutes and appoints Grantee and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full power and authority in the name of Grantor or in its name, from time to time, in Grantee's discretion, so long as any Event of Default (as defined in the DIP Credit Agreement) has occurred and is continuing, to take with respect to the Copyright Collateral any and all appropriate action which Grantor might take with respect to the Copyright Collateral and to execute any and all documents and instruments which may be necessary or desirable to carry out the terms of this Copyright Security Agreement and to accomplish the purposes hereof.

         Except to the extent permitted by the DIP Credit Agreement, Grantor agrees not to sell, license, exchange, assign or otherwise transfer or dispose of, or grant any rights with respect to, or mortgage or otherwise encumber, any of the foregoing Copyright Collateral.

         The foregoing security interest is granted in conjunction with the security interests granted to Grantee pursuant to the DIP Security Agreement. Grantor does hereby further acknowledge and affirm that the rights and remedies of Grantee with respect to the security interest in the Copyright Collateral granted hereby are more fully set forth in the DIP Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.

         IN WITNESS WHEREOF, Grantor has caused this Copyright Security Agreement to be duly executed by its officer thereunto duly authorized as of the _____ day of ___________________, 200__.

                                       [NAME OF GRANTOR]



                                       By:
                                          --------------------------------------
                                       Title:

Acknowledged:



By:
---------------------------------------
Title:

STATE OF NEW YORK  )
                               ) ss.:
COUNTY OF NEW YORK )

         I, ________________________________, a Notary Public in and for said
County, in the State aforesaid, DO HEREBY CERTIFY, that ________________, of [NAME OF GRANTOR], personally known to me to be the same person whose name is _________________________ subscribed to the foregoing instrument as such
______________________, appeared before me this day in person and acknowledged that (s)he signed, executed and delivered the said instrument as her/his own free and voluntary act and as the free and voluntary act of said Company, for the uses and purposes therein set forth being duly authorized so to do.

         GIVEN under my hand and Notarial Seal this _______ day of ____________
_________________.

[Seal]



---------------------------------------
Signature of notary public
My Commission expires
                      -----------------

                                                                    SCHEDULE C-1
                                                                    TO COPYRIGHT
                                                              SECURITY AGREEMENT

                     COPYRIGHTS AND COPYRIGHT REGISTRATIONS

Registration No.                  Registration Date             Title

                     APPLICATIONS FOR COPYRIGHT REGISTRATION

Serial No.       Date Filed       Title

                               COPYRIGHT LICENSES

Name of Agreement                             Parties
Licensor/Licensee                             Date of
Agreement                                     Subject
Matter
As Licensee                                   As Licensor

                                                                       EXHIBIT D

                             PERFECTION CERTIFICATE

         The undersigned are duly authorized officers of [NAMES OF ALL GRANTORS] (the "GRANTORS"). With reference to the Security and Pledge Agreement dated as of December 31, 2001 among the Grantors and Morgan Stanley Senior Funding, Inc., as Collateral Agent (terms defined therein being used herein as therein defined), the undersigned certify to the Collateral Agent and each Secured Party as follows:

         A.       INFORMATION REQUIRED FOR FILINGS AND SEARCHES FOR PRIOR
                  FILINGS.

                  1. Name; Jurisdiction of Organization . Set forth below is the exact name, type of entity and jurisdiction of organization of each Grantor as it appears in its organizational documents:

                  2. Prior Names. (a) Set forth below is each other name that each Grantor has had since its organization, together with the date of the relevant change:

                  (b) Except as set forth in Schedule A-2(b) hereto, no Grantor has changed its corporate structure in any way within the past five years.

                  (c) None of any Grantor's Collateral was acquired from another Person within the past five years, except

                  (i) property sold to a Grantor by another Person in the ordinary course of such other Person's business;

                  (ii) property with respect to which the Liens under the Security and Pledge Agreement are to be perfected by taking possession or control thereof;

                  (iii) property acquired in transactions described in Schedule A-2(c) hereto; and

                  (iv) other property having an aggregate fair market value not exceeding $_____________________________.

                  3. Filing Office. In order to perfect the Liens granted by the Grantors under the Security and Pledge Agreement, a duly signed financing statement on Form UCC-1, with the collateral described as set forth on Schedule A-3(a) hereto, should be on file in the Uniform Commercial Code filing office in the jurisdiction of organization of each Grantor as set forth in Part A-1 hereof. Within 30 days hereafter, the Grantors will deliver to the Collateral Agents to be attached hereto as Schedule A-3(b), a true copy of each such filing duly acknowledged by the filing officer.

         B. ADDITIONAL INFORMATION REQUIRED FOR SEARCHES FOR PRIOR FILINGS UNDER OLD ARTICLE 9.

                  1. Current Locations. (a) The chief executive office of each Grantor is located at the following address:

NAME OF GRANTOR              MAILING ADDRESS                  COUNTY     STATE

                  (b) The following are all places of business of any Grantor not identified above:

NAME OF GRANTOR              MAILING ADDRESS                  COUNTY     STATE

         (c) The following are all locations not identified above where any Grantor maintains any Inventory:

NAME OF GRANTOR              MAILING ADDRESS                  COUNTY     STATE

         (d) The following are the names and addresses of all Persons (other than the Grantors) that have possession of any Grantor's Inventory:

NAME OF GRANTOR              MAILING ADDRESS                  COUNTY     STATE

         2. Prior Locations . (a) Set forth below is the information required by paragraphs (a) and (b) of Part B-1 above with respect to each other location or place of business maintained by any Grantor at any time during the past five years:

         (b) Set forth below is the information required by paragraphs (c) and (d) of Part B-1 above with respect to each other location or bailee where or with whom any Grantor's Inventory has been lodged at any time during the past four months:

         C.       SEARCH REPORTS.

         Attached hereto as Schedule C-1 is a true copy of a file search report from the central UCC filing office in each jurisdiction identified in Part A-1 and Part B above with respect to each name set forth in Part A-1 and Part A-2 above (searches in local filing offices, if any, are not required). Attached hereto as Schedule C-2 is a true copy of each financing statement or other filing identified in such file search reports.

         D.       UCC FILINGS.

         Attached hereto as Schedule D-1 is a schedule setting forth filing information with respect to the filings referred to in Part A-3 above. All filing fees and taxes payable in connection with such filings have been paid. Attached hereto as Schedule D-2 is a true copy of each such filing duly acknowledged by the filing officer.

         IN WITNESS WHEREOF, I have hereunto set my hand this __ day of __________________, _____.



                                       ----------------------------------------
                                       Name:
                                       Title:

                                                                    SCHEDULE A-3
                                                       TO PERFECTION CERTIFICATE

                            DESCRIPTION OF COLLATERAL

All assets of the debtor, whether now owned or hereafter acquired, wherever located, and all proceeds thereof.

                                                                 SCHEDULE D-1 TO
                                                          PERFECTION CERTIFICATE

                               SCHEDULE OF FILINGS

I.                         1075 HOSPITALITY, L.P.

II.                        12801 NWF BEVERAGE, INC.

III.                       ALBANY HOTEL, INC.

IV.                        AMI OPERATING PARTNERS, L.P.

V.                         AMIOP ACQUISITION CORP

VI.                        APICO HILLS, INC.

VII.                       APICO INNS OF GREEN TREE, INC.

VIII.                      APICO INNS OF PENNSYLVANIA, INC.

IX.                        APICO INNS OF PITTSBURGH, INC.

X.                         APICO MANAGEMENT CORP.

XI.                        ATLANTA-BOSTON SPE, INC.

XII.                       ATLANTA-BOSTON HOLDINGS,  LLC

XIII.                      ATLANTA-BOSTON LODGING, LLC

XIV.                       ATLANTA-HILLSBORO LODGING, L.L.C.

XV.                        BRECKSVILLE HOSPITALITY, INC.

XVI.                       BRECKSVILLE HOSPITALITY, L.P.

XVII.                      BRUNSWICK MOTEL ENTERPRISES, INC.

XVIII.                     COLUMBUS HOSPITALITY ASSOCIATES, LIMITED
                           PARTNERSHIP

XIX.                       DEDHAM BEVERAGE MANAGEMENT, INC.

XX.                        DEDHAM LODGING ASSOCIATES I, LIMITED
                           PARTNERSHIP

XXI.                       DOTHAN HOSPITALITY 3053, INC.

XXII.                      DOTHAN HOSPITALITY 3071, INC.

XXIII.                     EAST WASHINGTON HOSPITALITY LIMITED
                           PARTNERSHIP

XXIV.                      EUROPEAN VENTURES, INC.

XXV.                       FAYETTEVILLE MOTEL ENTERPRISES, INC.

XXVI.                      FORT WAYNE HOSPITALITY ASSOCIATES II,
                           LIMITED PARTNERSHIP

XXVII.                     FOURTH STREET HOSPITALITY, INC.

XXVIII.                    GADSDEN HOSPITALITY, INC.

XXIX.                      GREAT SOUTHERN MINING CO., INC

XXX.                       GROUPERS & COMPANY SEAFOOD RESTAURANT

XXXI.                      HARRISBURG MOTEL ENTERPRISES, INC.

XXXII.                     HEARTLANDS GARDEN GRILLE, INC.

XXXIII.                    HILTON HEAD MOTEL ENTERPRISES, INC.

XXXIV.                     IMPAC DEVELOPMENT AND CONSTRUCTION, L.L.C.

XXXV.                      IMPAC HOLDINGS III, L.L.C.

XXXVI.                     IMPAC HOTEL GROUP, L.L.C.

XXXVII.                    IMPAC HOTEL MANAGEMENT L.L.C.

XXXVIII.                   IMPAC HOTELS I, L.L.C.

XXXIX.                     IMPAC SPE #1, INC.

XL.                        IMPAC SPE #2, INC.

XLI.                       IMPAC SPE #3, INC.

XLII.                      IMPAC SPE #4, INC.

XLIII.                     IMPAC SPE #5, INC.

XLIV.                      IMPAC SPE #6, INC.

XLV.                       ISLAND MOTEL ENTERPRISES, INC.

XLVI.                      KDS CORPORATION

XLVII.                     KINSER MOTEL ENTERPRISES, INC.

XLVIII.                    LAFAYETTE BEVERAGE MANAGEMENT, INC.

XLIX.                      LAWRENCE HOSPITALITY ASSOCIATES, L.P

L.                         LITTLE ROCK LODGING ASSOCIATES, LIMITED
                           PARTNERSHIP

LI.                        LODGIAN ACQUISITION, LLC.

LII.                       LODGIAN AMI, INC.

LIII.                      LODGIAN ANAHEIM, INC.

LIV.                       LODGIAN AUSTIN BEVERAGE, CORP.

LV.                        LODGIAN DALLAS BEVERAGE, CORP.

LVI.                       LODGIAN FINANCING CORP.

LVII.                      LODGIAN FLORIDA, INC.

LVIII.                     LODGIAN HOTELS, INC.

LIX.                       LODGIAN MANAGEMENT CORP

LX.                        LODGIAN MARKET CENTER BEVERAGE, CORP.

LXI.                       LODGIAN MOUNT LAUREL, INC.

LXII.                      LODGIAN ONTARIO, INC.

LXIII.                     LODGIAN RICHMOND SPE, INC.

LXIV.                      LODGIAN RICHMOND, L.L.C.

LXV.                       LODGIAN YORK MARKET STREET, INC.

LXVI.                      MANHATTAN HOSPITALITY ASSOCIATES, L.P.

LXVII.                     MCKNIGHT MOTEL, INC.

LXVIII.                    MELBOURNE HOSPITALITY ASSOCIATES, LIMITED
                           PARTNERSHIP

LXIX.                      MINNEAPOLIS MOTEL ENTERPRISES, INC.

LXX.                       MOON AIRPORT MOTEL, INC.

LXXI.                      MULLIGAN'S, INC.

LXXII.                     NEW ORLEANS AIRPORT MOTEL ENTERPRISES, INC.

LXXIII.                    NH MOTEL ENTERPRISES, INC.

LXXIV.                     PALM BEACH MOTEL ENTERPRISES, INC.

LXXV.                      PENMOCO, INC.

LXXVI.                     RALEIGH MOTEL ENTERPRISES, INC.

LXXVII.                    RALEIGH DOWNTOWN ENTERPRISES, INC.

LXXVIII.                   ROYCE HOLDING CORP.

LXXIX.                     ROYCE HOTEL CORPORATION OF DELAWARE

LXXX.                      ROYCE MANAGEMENT CORP. OF GEORGIA

LXXXI.                     SAGINAW HOSPITALITY, LIMITED PARTNERSHIP

LXXXII.                    SECOND FAYETTEVILLE MOTEL ENTERPRISES, INC.

LXXXIII.                   SECOND PALM BEACH MOTEL ENTERPRISES, INC.

LXXXIV.                    SERVICO ACQUISITION CORP.

LXXXV.                     SERVICO AUSTIN, INC.

LXXXVI.                    SERVICO CEDAR RAPIDS, INC.

LXXXVII.                   SERVICO CENTRE ASSOCIATES, LTD.

LXXXVIII.                  SERVICO COLESVILLE, INC.

LXXXIX.                    SERVICO COLUMBIA II, INC.

XC.                        SERVICO COLUMBIA, INC.

XCI.                       SERVICO COLUMBUS, INC.

XCII.                      SERVICO CONCORD, INC.

XCIII.                     SERVICO COUNCIL BLUFFS, INC.

XCIV.                      SERVICO EAST WASHINGTON, INC.

XCV.                       SERVICO FLAGSTAFF, INC.

XCVI.                      SERVICO FORT WAYNE II, INC.

XCVII.                     SERVICO FORT WAYNE, INC.

XCVIII.                    SERVICO FRISCO, INC.

XCIX.                      SERVICO FT. PIERCE, INC.

C.                         SERVICO GRAND ISLAND, INC.

CI.                        SERVICO HILTON HEAD, INC.

CII.                       SERVICO HOSPITALITY, INC.

CIII.                      SERVICO HOTELS I, INC.

CIV.                       SERVICO HOTELS II, INC.

CV.                        SERVICO HOTELS III, INC.

CVI.                       SERVICO HOTELS IV, INC.

CVII.                      SERVICO HOUSTON, INC.

CVIII.                     SERVICO INVESTMENT COMPANY OF DELAWARE,
                           INC.

CIX.                       SERVICO JAMESTOWN, INC.

CX.                        SERVICO LANSING, INC.

CXI.                       SERVICO LAWRENCE II, INC.

CXII.                      SERVICO LAWRENCE, INC.

CXIII.                     SERVICO MANAGEMENT CORPORATION

CXIV.                      SERVICO MANAGEMENT CORP.

CXV.                       SERVICO MANHATTAN, INC.

CXVI.                      SERVICO MANHATTAN II, INC.

CXVII.                     SERVICO MARKET CENTER, INC.

CXVIII.                    SERVICO MARYLAND, INC.

CXIX.                      SERVICO MELBOURNE, INC.

CXX.                       SERVICO METAIRIE, INC.

CXXI.                      SERVICO NEW YORK, INC.

CXXII.                     SERVICO NIAGARA FALLS, INC.

CXXIII.                    SERVICO NORTHWOODS, INC.

CXXIV.                     SERVICO OMAHA CENTRAL, INC.

CXXV.                      SERVICO OMAHA, INC.

CXXVI.                     SERVICO OPERATIONS CORPORATION

CXXVII.                    SERVICO PENSACOLA 7200, INC.

CXXVIII.                   SERVICO PENSACOLA 7330, INC.

CXXIX.                     SERVICO PENSACOLA, INC.

CXXX.                      SERVICO ROLLING MEADOWS, INC.

CXXXI.                     SERVICO ROSEVILLE, INC.

CXXXII.                    SERVICO SAGINAW, INC.

CXXXIII.                   SERVICO SILVER SPRING, INC.

CXXXIV.                    SERVICO SUMMERVILLE, INC.

CXXXV.                     SERVICO TUCSON, INC.

CXXXVI.                    SERVICO WEST DES MOINES, INC.

CXXXVII.                   SERVICO WEST PALM BEACH, INC.

CXXXVIII.                  SERVICO WICHITA, INC.

CXXXIX.                    SERVICO WINDSOR, INC.

CXL.                       SERVICO WINTER HAVEN,  INC.

CXLI.                      SERVICO WORCESTER, INC.

CXLII.                     SERVICO, INC.

CXLIII.                    SHARON MOTEL ENTERPRISES, INC.

CXLIV.                     SHC OF DELAWARE, INC.

CXLV.                      SHEFFIELD MOTEL ENTERPRISES, INC.

CXLVI.                     SIOUX CITY HOSPITALITY, L.P.

CXLVII.                    SIXTEEN HOTELS, INC.

CXLVIII.                   STEVENS CREEK HOSPITALITY, INC.

CXLIX.                     W.V.B.M., INC.

CL.                        WASHINGTON MOTEL ENTERPRISES, INC.

CLI.                       WILPEN, INC.

CLII.                      WORCESTER HOSPITALITY ASSOCIATES, LIMITED
                           PARTNERSHIP

                                                             SCHEDULE D-2 TO THE
                                                          PERFECTION CERTIFICATE

ORGANIZATION OF GRANTORS

           -        1075 HOSPITALITY, L.P.

                    State of Partnership

                             Georgia

           -        12801 NWF BEVERAGE, INC.

                    State of Incorporation

                             Texas

           -        ALBANY HOTEL, INC.

                    State of Incorporation

                             Florida

           -        AMI OPERATING PARTNERS, L.P.

                    State of Incorporation

                             Delaware

           -        AMIOP ACQUISITION CORP.

                    State of Incorporation

                             Delaware

           -        APICO HILLS, INC.

                    State of Incorporation

                             Pennsylvania

           -        APICO INNS OF GREEN TREE, INC.

                    State of Incorporation

                             Pennsylvania

           -        APICO INNS OF PENNSYLVANIA, INC.

                    State of Incorporation

                             Pennsylvania

           -        APICO INNS OF PITTSBURGH, INC.

                    State of Incorporation

                             Pennsylvania

           -        APICO MANAGEMENT CORP.

                    State of Incorporation

                             Pennsylvania

           -        ATLANTA-BOSTON SPE, INC.

                    State of Incorporation

                             Georgia

           -        ATLANTA-BOSTON HOLDINGS,  LLC

                    State of Organization

                             Georgia

           -        ATLANTA-BOSTON LODGING, LLC

                    State of Organization

                             Georgia

           -        ATLANTA-HILLSBORO LODGING, L.L.C.

                    State of Incorporation

                             Georgia

           -        BRECKSVILLE HOSPITALITY, INC.

                    State of Incorporation

                             Ohio

           -        BRECKSVILLE HOSPITALITY, L.P.

                    State of Partnership

                             Ohio

           -        BRUNSWICK MOTEL ENTERPRISES, INC.

                    State of Incorporation

                             Georgia

           -        COLUMBUS HOSPITALITY ASSOCIATES, LIMITED
                    PARTNERSHIP

                    State of Partnership

                             Florida

           -        DEDHAM BEVERAGE MANAGEMENT, INC.

                    State of Incorporation

                             Massachusetts

           -        DEDHAM LODGING ASSOCIATES I, Limited Partnership

                    State of Partnership

                             Georgia

           -        DOTHAN HOSPITALITY 3053, INC.

                    State of Incorporation

                             Alabama

           -        DOTHAN HOSPITALITY 3071, INC.

                    State of Incorporation

                             Alabama

           -        EAST WASHINGTON HOSPITALITY LIMITED PARTNERSHIP

                    State of Partnership

                             Florida

           -        EUROPEAN VENTURES, INC.

                    State of Incorporation

                             Florida

           -        FAYETTEVILLE MOTEL ENTERPRISES, INC.

                    State of Incorporation

                             North Carolina

           -        FORT WAYNE HOSPITALITY ASSOCIATES II, Limited Partnership

                    State of Partnership

                             Florida

           -        FOURTH STREET HOSPITALITY, INC.

                    State of Incorporation

                             Iowa

           -        GADSDEN HOSPITALITY, INC.

                    State of Incorporation

                             Alabama

           -        GREAT SOUTHERN MINING CO., INC.

                    State of Incorporation

                             Alabama

           -        GROUPERS & COMPANY SEAFOOD RESTAURANT

                    State of Incorporation

                             South Carolina

           -        HARRISBURG MOTEL ENTERPRISES, INC.

                    State of Incorporation

                             Pennsylvania

           -        HEARTLANDS GARDEN GRILLE, INC.

                    State of Incorporation

                             Kansas

           -        HILTON HEAD MOTEL ENTERPRISES, INC.

                    State of Incorporation

                             South Carolina

           -        IMPAC DEVELOPMENT AND CONSTRUCTION, L.L.C.

                    State of Organization

                             Georgia

           -        IMPAC HOLDINGS III, L.L.C.

                    State of Incorporation

                             Georgia

           -        IMPAC HOTEL GROUP, L.L.C.

                    State of Incorporation

                             Georgia

           -        IMPAC HOTEL MANAGEMENT L.L.C.

                    State of Organization

                             Georgia

           -        IMPAC HOTELS I, L.L.C.

                    State of Organization

                             Georgia

           -        IMPAC SPE #1, INC.

                    State of Incorporation

                             Georgia

           -        IMPAC SPE #2, INC.

                    State of Incorporation

                             Georgia

           -        IMPAC SPE #3, INC.

                    State of Incorporation

                             Georgia

           -        IMPAC SPE #4, INC.

                    State of Incorporation

                             Georgia

           -        IMPAC SPE #5, INC.

                    State of Incorporation

                             Georgia

           -        IMPAC SPE #6, INC.

                    State of Incorporation

                             Georgia

           -        ISLAND MOTEL ENTERPRISES, INC.

                    State of Incorporation

                             Georgia

           -        KDS CORPORATION

                    State of Incorporation

                             Nevada

           -        KINSER MOTEL ENTERPRISES, INC.

                    State of Incorporation

                             Indiana

           -        LAFAYETTE BEVERAGE MANAGEMENT, INC.
                    Awaiting information on this entity.

           -        LAWRENCE HOSPITALITY ASSOCIATES, L.P.

                    State of Partnership

                             Kansas

           -        LITTLE ROCK LODGING ASSOCIATES, LIMITED PARTNERSHIP

                    State of Incorporation

                             Georgia

           -        LODGIAN ACQUISITION, LLC.

                    State of Incorporation

                             Georgia

           -        LODGIAN AMI, INC.

                    State of Incorporation

                             Maryland

           -        LODGIAN ANAHEIM, INC.

                    State of Incorporation

                             California

           -        LODGIAN AUSTIN BEVERAGE, CORP.

                    State of Incorporation

                             Texas

           -        LODGIAN DALLAS BEVERAGE, CORP.

                    State of Incorporation

                             Texas

           -        LODGIAN FINANCING CORP.

                    State of Incorporation

                             Delaware

           -        LODGIAN FLORIDA, INC.

                    State of Incorporation

                             Florida

           -        LODGIAN HOTELS, INC.

                    State of Incorporation

                             Delaware

           -        LODGIAN MANAGEMENT CORP.

                    State of Incorporation

                             Delaware

           -        LODGIAN MARKET CENTER BEVERAGE, CORP.

                    State of Incorporation

                             Texas

           -        LODGIAN MOUNT LAUREL, INC.

                    State of Incorporation

                             New Jersey

           -        LODGIAN ONTARIO, INC.

                    State of Incorporation

                             California

           -        LODGIAN RICHMOND SPE, INC.

                    State of Incorporation

                             Georgia

           -        LODGIAN RICHMOND, L.L.C.

                    State of Incorporation

                             Georgia

           -        LODGIAN YORK MARKET STREET, INC.

                    State of Incorporation

                             Pennsylvania

           -        MANHATTAN HOSPITALITY ASSOCIATES, L.P.

                    State of Incorporation

                             Kansas

           -        MCKNIGHT MOTEL, INC.

                    State of Incorporation

                             Pennsylvania

           -        MELBOURNE HOSPITALITY ASSOCIATES, LIMITED
                    PARTNERSHIP

                    State of Partnership

                             Florida

           -        MINNEAPOLIS MOTEL ENTERPRISES, INC.

                    State of Incorporation

                             Minnesota

           -        MOON AIRPORT MOTEL, INC.

                    State of Incorporation

                             Pennsylvania

           -        MULLIGAN'S, INC.

                    State of Incorporation

                             Alabama

           -        NEW ORLEANS AIRPORT MOTEL ENTERPRISES, INC.

                    State of Incorporation

                             Louisiana

           -        NH MOTEL ENTERPRISES, INC.

                    State of Incorporation

                             Michigan

           -        PALM BEACH MOTEL ENTERPRISES, INC.

                    State of Incorporation

                             Florida

           -        PENMOCO, INC.

                    State of Incorporation

                             Michigan

           -        RALEIGH MOTEL ENTERPRISES, INC.

                    State of Incorporation

                             North Carolina

           -        RALEIGH DOWNTOWN ENTERPRISES, INC.

                    State of Incorporation

                             North Carolina

           -        ROYCE HOLDING CORP.

                    State of Incorporation

                             Delaware

           -        ROYCE HOTEL CORPORATION OF DELAWARE

                    State of Incorporation

                             Delaware

           -        ROYCE MANAGEMENT CORP. OF GEORGIA

                    State of Incorporation

                             Georgia

           -        SAGINAW HOSPITALITY, LIMITED PARTNERSHIP

                    State of Partnership

                             Michigan

           -        SECOND FAYETTEVILLE MOTEL ENTERPRISES, INC.

                    State of Incorporation

                             North Carolina

           -        SECOND PALM BEACH MOTEL ENTERPRISES, INC.

                    State of Incorporation

                             Florida

           -        SERVICO ACQUISITION CORP.

                    State of Incorporation

                             Florida

           -        SERVICO AUSTIN, INC.

                    State of Incorporation

                             Texas

           -        SERVICO CEDAR RAPIDS, INC.

                    State of Incorporation

                             Iowa

           -        SERVICO CENTRE ASSOCIATES, LTD.

                    State of Partnership

                             Florida

           -        SERVICO COLESVILLE, INC.

                    State of Incorporation

                             Maryland

           -        SERVICO COLUMBIA II, INC.

                    State of Incorporation

                             Maryland

           -        SERVICO COLUMBIA, INC.

                    State of Incorporation

                             Maryland

           -        SERVICO COLUMBUS, INC.

                    State of Incorporation

                             Florida

           -        SERVICO CONCORD, INC.

                    State of Incorporation

                             California

           -        SERVICO COUNCIL BLUFFS, INC.

                    State of Incorporation

                             Iowa

           -        SERVICO EAST WASHINGTON, INC.

                    State of Incorporation

                             Florida

           -        SERVICO FLAGSTAFF, INC.

                    State of Incorporation

                             Arizona

           -        SERVICO FORT WAYNE II, INC.

                    State of Incorporation

                             Florida

           -        SERVICO FORT WAYNE, INC.

                    State of Incorporation

                             Florida

           -        SERVICO FRISCO, INC.

                    State of Incorporation

                             Colorado

           -        SERVICO FT. PIERCE, INC.

                    State of Incorporation

                             Delaware

           -        SERVICO GRAND ISLAND, INC.

                    State of Incorporation

                             New York

           -        SERVICO HILTON HEAD, INC.

                    State of Incorporation

                             South Carolina

           -        SERVICO HOSPITALITY, INC.

                    State of Incorporation

                             Florida

           -        SERVICO HOTELS I, INC.

                    State of Incorporation

                             Florida

           -        SERVICO HOTELS II, INC.

                    State of Incorporation

                             Florida

           -        SERVICO HOTELS III, INC.

                    State of Incorporation

                             Florida

           -        SERVICO HOTELS IV, INC.

                    State of Incorporation

                             Florida

           -        SERVICO HOUSTON, INC.

                    State of Incorporation

                             Texas

           -        SERVICO INVESTMENT COMPANY OF DELAWARE, INC

                    State of Incorporation

                             Delaware

           -        SERVICO JAMESTOWN, INC.

                    State of Incorporation

                             New York

           -        SERVICO LANSING, INC.

                    State of Incorporation

                             Michigan

           -        SERVICO LAWRENCE II, INC.

                    State of Incorporation

                             Kansas

           -        SERVICO LAWRENCE, INC.

                    State of Incorporation

                             Kansas

           -        SERVICO MANAGEMENT CORPORATION

                    State of Incorporation

                             Texas

           -        SERVICO MANAGEMENT CORP.

                    State of Incorporation

                             Florida

           -        SERVICO MANHATTAN, INC.

                    State of Incorporation

                             Kansas

           -        SERVICO MANHATTAN II, INC.

                    State of Incorporation

                             Kansas

           -        SERVICO MARKET CENTER, INC.

                    State of Incorporation

                             Texas

           -        SERVICO MARYLAND, INC.

                    State of Incorporation

                             Maryland

           -        SERVICO MELBOURNE, INC.

                    State of Incorporation

                             Florida

           -        SERVICO METAIRIE, INC.

                    State of Incorporation

                             Louisiana

           -        SERVICO NEW YORK, INC.

                    State of Incorporation

                             New York

           -        SERVICO NIAGARA FALLS, INC.

                    State of Incorporation

                             New York

           -        SERVICO NORTHWOODS, INC.

                    State of Incorporation

                             Florida

           -        SERVICO OMAHA CENTRAL, INC.

                    State of Incorporation

                             Nebraska

           -        SERVICO OMAHA, INC.

                    State of Incorporation

                             Nebraska

           -        SERVICO OPERATIONS CORPORATION

                    State of Incorporation

                             Florida

           -        SERVICO PENSACOLA 7200, INC.

                    State of Incorporation

                             Delaware

           -        SERVICO PENSACOLA 7330, INC.

                    State of Incorporation

                             Delaware

           -        SERVICO PENSACOLA, INC.

                    State of Incorporation

                             Delaware

           -        SERVICO ROLLING MEADOWS, INC.

                    State of Incorporation

                             Illinois

           -        SERVICO ROSEVILLE, INC.

                    State of Incorporation

                             Minnesota

           -        SERVICO SAGINAW, INC.

                    State of Incorporation

                             Michigan

           -        SERVICO SILVER SPRING, INC.

                    State of Incorporation

                             Florida

           -        SERVICO SUMMERVILLE, INC.

                    State of Incorporation

                             South Carolina

           -        SERVICO TUCSON, INC.

                    State of Incorporation

                             Arizona

           -        SERVICO WEST DES MOINES, INC.

                    State of Incorporation

                             Iowa

           -        SERVICO WEST PALM BEACH, INC.

                    State of Incorporation

                             Florida

           -        SERVICO WICHITA, INC.

                    State of Incorporation

                             Kansas

           -        SERVICO WINDSOR, INC.

                    State of Incorporation

                             Florida

           -        SERVICO WINTER HAVEN,  INC.

                    State of Incorporation

                             Florida

           -        SERVICO WORCESTER, INC.

                    State of Incorporation

                             Florida

           -        SERVICO, INC.

                    State of Incorporation

                             Delaware

           -        SHARON MOTEL ENTERPRISES, INC.

                    State of Incorporation

                             Pennsylvania

           -        SHC OF DELAWARE, INC.

                    State of Incorporation

                             Delaware

           -        SHEFFIELD MOTEL ENTERPRISES, INC.

                    State of Incorporation

                             Alabama

           -        SIOUX CITY HOSPITALITY, L.P.

                    State of Partnership

                             Iowa

           -        SIXTEEN HOTELS, INC.

                    State of Incorporation

                             Maryland

           -        STEVENS CREEK HOSPITALITY, INC.

                    State of Incorporation

                             Georgia

           -        W.V.B.M., INC.

                    State of Incorporation

                             West Virginia

           -        WASHINGTON MOTEL ENTERPRISES, INC.

                    State of Partnership

                             Pennsylvania

           -        WILPEN, INC.

                    State of Incorporation

                             Pennsylvania

           -        WORCESTER HOSPITALITY ASSOCIATES, LIMITED PARTNERSHIP

                    State of Partnership

                             Florida

                                                             SCHEDULE D-3 TO THE
                                                          PERFECTION CERTIFICATE

FILE SEARCH REPORT AND
PRIOR FILINGS

                                                          SCHEDULE D-4(A) TO THE
                                                          PERFECTION CERTIFICATE

                            DESCRIPTION OF COLLATERAL

All assets of the debtor, whether now owned or hereafter acquired, wherever located, and all proceeds thereof.

                                                          SCHEDULE D-4(B) TO THE
                                                          PERFECTION CERTIFICATE

                              FINANCING STATEMENTS

                                                             SCHEDULE D-5 TO THE
                                                          PERFECTION CERTIFICATE

                               FILING INFORMATION

                                                                       EXHIBIT E

                            [FORM OF LOCKBOX LETTER]

                                                          ____________ ___, 200_

[Name and Address of Lockbox bank]

Re: [Name of Grantor]

To Whom It May Concern:

         We hereby notify you that effective ___________________, 200_, we have transferred exclusive ownership and control of our lock-box account[s] no[s]. _____________________ (the "LOCKBOX ACCOUNT[S]") maintained with you [under the terms of the [Lockbox Agreement] attached hereto as Exhibit A] to Morgan Stanley Senior Funding, Inc., as Collateral Agent (the "COLLATERAL AGENT").

         We hereby irrevocably instruct you to make all payments to be made by you out of or in connection with the Lockbox Account[s] (i) to the Collateral Agent for credit to account no. _______________ maintained by it at its office at ____________________ or (ii) as you may otherwise be instructed by the Collateral Agent.

         We also hereby notify you that the Collateral Agent shall be irrevocably entitled to exercise any and all rights in respect of or in connection with the Lockbox Account[s], including, without limitation, the right to specify when payments are to be made out of or in connection with the Lockbox Account[s].

         All funds deposited into the Lockbox Account[s] will not be subject to deductions, set-off, banker's lien or any other right in favor of any other person than the Collateral Agent, except that you may set-off against the Lockbox Account[s] the face amount of any check deposited in and credited to such Lockbox Account[s] which is subsequently returned for any reason. Your compensation for providing the services contemplated herein shall be as mutually agreed between you and us from time to time and we will continue to pay such compensation.

         Please confirm your acknowledgment of and agreement to the foregoing instructions by signing in the space provided below.

                                       Very truly yours,

                                       [NAME OF GRANTOR]



                                       By:
                                          -------------------------------------
                                          Name:
                                          Title:

Acknowledged and agreed to
as of this ____ day of ___________________, 200_.

[LOCKBOX BANK]



By:
   ----------------------------------
   Name:
   Title:

                                                          SCHEDULE 1 TO SECURITY
                                                            AND PLEDGE AGREEMENT

                        DESCRIPTION OF PLEDGED SECURITIES

                                                                                                      Grantor's
                                                                                                    Percentage of
Grantor                                    Issuer                                                Ownership Interest
Stevens Creek Hospitality                  1075 Hospitality, L.P.                                        51%

Lodgian Acquisition, LLC.                  1075 Hospitality, L.P.                                        49%

                                           12801 NWF Beverage
Servico Houston, Inc.                           Management, Inc.                                        100%

Lodgian Financing Corp.                    Albany Hotel, Inc.                                           100%

AMIOP Acquisition Corp.                    AMI Operating Partners, L.P.

Lodgian Financing Corp                     AMI Operating Partners, L.P.

Lodgian Financing Corp.                    AMIOP Acquisition Corporation                                100%

Lodgian Financing Corp.                    APICO Hills, Inc.                                            100%

Lodgian Financing Corp.                    APICO Inns of Green Tree, Inc.                               100%

                                           APICO Inns of
Sharon Motel Enterprises                        Pennsylvania, Inc.                                      100%

Servico Operations Corp.                   APICO of Pittsburgh, Inc.                                    100%

Servico Operations Corp.                   APICO Management Corp.                                       100%

Impac Hotel Group, L.L.C.                  Atlanta-Boston SPE, Inc.                                     100%

Impac Hotel Group, L.L.C.                  Atlanta-Boston Holdings L.L.C.

Atlanta-Boston SPE, Inc.                   Atlanta-Boston Lodging L.L.C.                                  1%

Atlanta-Boston Holdings, LLC               Atlanta-Boston Lodging L.L.C.                                 99%

                                           Atlanta-Hillsboro
Lodgian Financing Corp.                         Lodging, L.L.C.                                         100%

Servico Operations
Corporation                                Brecksville Hospitality, Inc.100%

Brecksville Hospitality, Inc.              Brecksville Hospitality, L.P.                                 51%

Lodgian Acquisition L.L.C.                 Brecksville Hospitality, L.P.                                 49%

                                                                                                      Grantor's
                                                                                                    Percentage of
Grantor                                    Issuer                                                Ownership Interest
                                           Brunswick Motel
Lodgian Financing Corp.                         Enterprises, Inc.                                       100%

                                           Columbus Hospitality Associates,
Servico Columbus, Inc.                          Limited Partnership                                     30%

                                           Dedham Beverage
Impac Hotel Group, LLC                          Management, Inc.                                        100%

                                           Dedham Lodging
Impac Hotel Group, L.L.C.                       Associates I, L.P.

                                           Dedham Lodging
Impac SPE #3, Inc.                              Associates I, L.P.

Lodgian Financing Corp.                    Dothan Hospitality 3053, Inc.                                100%

Lodgian Financing Corp.                    Dothan Hospitality 3071, Inc.                                100%

                                           East Washington Hospitality
Servico East Washington, Inc.                   Limited Partnership                                      51%

                                           East Washington Hospitality
Servico Tucson, Inc.                            Limited Partnership                                      49%

Servico Operations, Corp.                  European Ventures, Inc.                                      100%

                                           Fayetteville Motel
Lodgian Financing Corp.                         Enterprises, Inc.                                       100%

                                           Fort Wayne Hospitality
Servico Fort Wayne II, Inc.                     Associates II, L.P.                                     51%

                                           Fort Wayne Hospitality
Lodgian Acquisition LLC                         Associates II, L.P.                                     49%

Servico Operations Corp.                   Fourth Street Hospitality, Inc.                              100%

Lodgian Financing Corp.                    Gadsden Hospitality, Inc.                                    100%

Servico Operations Corp.                   Great Southern Mining Co., Inc.                              100%

                                           Groupers & Company Seafood
Servico Operations Corp.                        Restaurant                                              100%

                                           Harrisburg Motel
Servico Operations Corp.                        Enterprises, Inc.                                       100%

Servico Operations Corp.                   Heartlands Garden Grille, Inc.                               100%

                                                                                                      Grantor's
                                                                                                    Percentage of
Grantor                                    Issuer                                                Ownership Interest
                                           Hilton Head Motel
Servico Operations Corp.                        Enterprises, Inc.                                       100%

                                           Impac Development and
Impac SPE #5, Inc.                              Construction L.L.C.

                                           Impac Development and
Impac Hotel Group L.L.C.                        Construction L.L.C.

Impac Hotel Group, L.L.C.                  Impac Holdings III, L.L.C.                                   100%

Lodgian, Inc.                              Impac Hotel Group, L.L.C.                                    100%

Impac SPE #4, Inc.                         Impac Management L.L.C.                                        1%

Impac Hotel Group L.L.C.                   Impac Management L.L.C.                                       99%

Impac SPE #1, Inc.                         Impac Hotels I, L.L.C.

Lodgian Financing Corp.                    Impac Hotels I, L.L.C.

Impac SPE #2, Inc.                         Impac Hotels II, L.L.C.                                        1%

Impac Hotel Group, L.L.C..                 Impac Hotels II, L.L.C.                                       99%

Impac SPE #6, Inc.                         Impac Hotels III, L.L.C.                                       1%

Impac Holding III, LLC                     Impac Hotels III, L.L.C.                                     99%

Lodgian Financing Corp.                    Impac SPE #1, Inc.                                           100%

Impac Hotel Group, L.L.C.                  Impac SPE #2, Inc.                                           100%

Impac Hotel Group, L.L.C.                  Impac SPE #3, Inc.                                           100%

Impac Hotel Group, L.L.C.                  Impac SPE #4, Inc.                                           100%

Impac Hotel Group, L.L.C.                  Impac SPE #5, Inc.                                           100%

Impac Hotel Group, L.L.C.                  Impac SPE #6, Inc.                                           100%

Servico Operations Corp.                   Island Motel Enterprises                                    100%*

Servico Operations Corp                    KDS Corporation                                              100%

Servico Operations Corp                    Kinser Motel Enterprises                                     100%

                                           Lawrence Hospitality
Servico Lawrence, Inc.                          Associates, L.P.                                         51%

                                                                                                      Grantor's
                                                                                                    Percentage of
Grantor                                    Issuer                                                Ownership Interest
                                           Lawrence Hospitality
Servico Lawrence II, Inc.                       Associates, L.P.                                         49%

                                           Little Rock Lodging Associates,
Lodgian Richmond SPE, Inc.                      Limited Partnership                                       1%

                                           Little Rock Lodging Associates,
Lodgian Financing Corp.                         Limited Partnership                                      99%

Lodgian Financing Corp.                    Lodgian Acquisition, LLC                                     100%

Servico Operations Corp.                   Lodgian AMI, Inc.                                            100%*

Lodgian Financing Corp.                    Lodgian Anaheim, Inc..                                       100%

Servico Austin, Inc.                       Lodgian Austin Beverage Corp.                                100%

Lodgian, Inc.                              Lodgian Capital Trust I                                      100%

Impac Hotels I, LLC                        Lodgian Dallas Beverage Corp.                                100%

Lodgian, Inc.                              Lodgian Financing Corp.                                      100%

Servico Operations Corp.                   Lodgian Florida, Inc.                                        100%

Lodgian, Inc.                              Lodgian Hotels, Inc.                                         100%

Servico Operations Corp.                   Lodgian Management Corp.                                     100%

                                           Lodgian Market Center
Servico Market Center, Inc.                     Beverage Corp.                                          100%

Lodgian Financing Corp.                    Lodgian Mount Laurel                                         100%

Lodgian Financing Corp.                    Lodgian Ontario, Inc.                                        100%

Lodgian Financing Corp.                    Lodgian Richmond SPE, Inc.                                   100%

Lodgian Financing Corp.                    Lodgian Richmond, LLC                                         99%

Lodgian Richmond SPE, Inc.                 Lodgian Richmond, LLC                                          1%

Servico Operations Corp.                   Lodgian York Market Street, Inc.                             100%

Impac Hotel Group, L.L.C.                  Macon Hotel Associates, L.L.C.                             60%**

                                           Manhattan Hospitality
Servico Manhattan, Inc.                         Associates, L.P.                                         51%

                                           Manhattan Hospitality
Servico Manhattan II, Inc.                      Associates, L.P.                                         49%

                                                                                                      Grantor's
                                                                                                    Percentage of
Grantor                                    Issuer                                                Ownership Interest
Sharon Motel Enterprises, Inc.             McKnight Motel, Inc.                                         100%

                                           Melbourne Hospitality Associates,
Servico Melbourne, Inc.                         Limited Partnership                                      50%

                                           Minneapolis Motel
Lodgian Financing Corp.                         Enterprises, Inc.                                       100%

Servico Operations Corp.                   Moon Airport Motel, Inc.                                     100%

Servico Operations Corp.                   Mulligan's, Inc.                                             100%

New Orleans Airport Motel                  New Orleans Airport Motel
     Enterprises, Inc.                          Associates, Ltd.                                        100%

                                           New Orleans Airport Motel
Servico Operations Corp.                        Enterprises, Inc.                                       100%

Lodgian Financing Corp.                    NH Motel Enterprises, Inc.                                   100%

                                           Palm Beach Motel
Lodgian Financing Corp.                         Enterprises, Inc.                                       100%

Servico Operations Corp.                   Penmoco, Inc.                                               100%*

Servico Operations Corp.                   Raleigh Motel Enterprises, Inc.                              100%

                                           Raleigh-Downtown
Servico Operations Corp.                        Enterprises, Inc.                                       100%

Servico Operations Corp.                   Royce Holdings Corp.                                         100%

                                           Royce Hotel Corporation
Servico, Inc.                                   of Delaware                                             100%

                                           Royce Management Corporation
Servico Operations Corp.                        of Georgia                                              100%

Servico Saginaw, Inc.                      Saginaw Hospitality, LP                                       51%

Lodgian Acquisition, LLC                   Saginaw Hospitality, LP                                       49%

                                           Second Fayetteville Motel
Sharon Motel Enterprises, Inc.                  Enterprises, Inc.                                       100%

                                           Second Palm Beach Motel
Sharon Motel Enterprises, Inc.                  Enterprises, Inc.                                       100%

Servico, Inc.                              Servico Acquisition Corp.                                    100%

                                                                                                      Grantor's
                                                                                                    Percentage of
Grantor                                    Issuer                                                Ownership Interest
Lodgian Financing Corp.                    Servico Austin, Inc.                                         100%

Lodgian Financing Corp.                    Servico Cedar Rapids, Inc.                                   100%

Palm Beach Motel
     Enterprises, Inc.                     Servico Centre Associates, Ltd.                              100%

Lodgian Financing Corp.                    Servico Colesville, Inc.                                     100%

Servico Operations Corp.                   Servico Columbia II, Inc.                                    100%

Lodgian Financing Corp.                    Servico Columbia, Inc                                        100%

Servico Operations Corp.                   Servico Columbus, Inc.                                       100%

Servico Operations Corp.                   Servico Concord, Inc.                                        100%*

Servico Operations Corp.                   Servico Council Bluffs, Inc.                                 100%

Servico Operations Corp.                   Servico East Washington, Inc.                                100%

Lodgian Financing Corp.                    Servico Flagstaff, Inc.                                      100%

Servico Operations Corp.                   Servico Fort Wayne II, Inc.                                  100%

Servico Operations Corp.                   Servico Fort Wayne, Inc.                                     100%

Servico Operations Corp.                   Servico Frisco, Inc.                                         100%

Lodgian Financing Corp.                    Servico Ft. Pierce, Inc.                                     100%

Lodgian Financing Corp.                    Servico Grand Island, Inc.                                   100%

Lodgian Financing Corp.                    Servico Hilton Head, Inc.                                    100%

Servico Operations Corp.                   Servico Hospitality, Inc.                                    100%

KDS Corporation                            Servico Hotels I, Inc.                                       100%

KDS Corporation                            Servico Hotels II, Inc.                                      100%

KDS Corporation                            Servico Hotels III, Inc.                                     100%

KDS Corporation                            Servico Hotels IV, Inc.                                      100%

Lodgian Financing Corp.                    Servico Houston, Inc.                                        100%

Sheffield Motel Enterprises,               Servico Investment Company  of
Inc.                                            Delaware, Inc.                                          100%

Lodgian Financing Corp.                    Servico Jamestown, Inc.                                      100%

                                                                                                      Grantor's
                                                                                                    Percentage of
Grantor                                    Issuer                                                Ownership Interest
Servico Operations Corp.                   Servico Lansing, Inc.                                        100%

Servico Operations Corp.                   Servico Lawrence II, Inc.                                    100%

Servico Operations Corp.                   Servico Lawrence , Inc.                                      100%

Servico Management Corp.
Servico Operations Corp.                        (Texas)                                                 100%

Servico Operations Corp.                   Servico Management Corp.                                     100%

Servico Operations Corp.                   Servico Manhattan, Inc.                                      100%

Servico Operations Corp.                   Servico Manhattan II, Inc.                                   100%

Lodgian Financing Corp.                    Servico Market Center, Inc.                                  100%

Lodgian Financing Corp.                    Servico Maryland, Inc.                                       100%

Servico Operations Corp.                   Servico Melbourne, Inc.                                      100%

Lodgian Financing Corp.                    Servico Metairie, Inc.                                       100%

Lodgian Financing Corp.                    Servico New York, Inc.                                       100%

Lodgian Financing Corp.                    Servico Niagara Falls, Inc.                                  100%

Lodgian Financing Corp.                    Servico Northwoods, Inc.                                     100%

Servico Operations Corp.                   Servico Omaha Central, Inc.                                  100%

Servico Operations Corp.                   Servico Omaha, Inc.                                          100%

Servico, Inc.                              Servico Operations Corp.                                     100%

Lodgian Financing Corp.                    Servico Pensacola 7200, Inc,                                 100%

Lodgian Financing Corp.                    Servico Pensacola 7330, Inc,                                 100%

Lodgian Financing Corp.                    Servico Pensacola, Inc,                                      100%

Lodgian Financing Corp.                    Servico Rolling Meadows, Inc.                                100%

Lodgian Financing Corp.                    Servico Roseville, Inc.                                      100%

Servico Operations Corp.                   Servico Saginaw, Inc.                                        100%

Lodgian Financing Corp.                    Servico Silver Spring, Inc.                                  100%

Servico Operations Corp.                   Servico Summerville, Inc.                                    100%

Servico Operations Corp.                   Servico Tucson, Inc.                                         100%

                                                                                                      Grantor's
                                                                                                    Percentage of
Grantor                                    Issuer                                                Ownership Interest
Servico Operations Corp.                   Servico West Des Moines, Inc.                                100%

Lodgian Financing Corp.                    Servico West Palm Beach, Inc.                                100%

Servico Operations Corp.                   Servico Wichita, Inc.                                        100%

Lodgian Financing Corp.                    Servico Windsor, Inc.                                        100%

Lodgian Financing Corp.                    Servico Winter Haven, Inc.                                   100%

Servico Operations Corp.                   Servico Worcester, Inc.                                      100%

Lodgian, Inc.                              Servico, Inc.                                                100%

Servico Operations Corp.                   Sharon Motel Enterprises, Inc.                               100%

Servico, Inc. or Servico
Operations Corp.                           SHC of Delaware, Inc.                                        100%

Lodgian Financing Corp.                    Sheffield Motel Enterprises, Inc.                            100%

Forth Street Hospitality, Inc.             Sioux City Hospitality, LP                                   100%

Lodgian Acquisition, LLC                   Sioux City Hospitality, LP                                   100%

AMI Operating Partners                     Sixteen Hotels, Inc.                                         70%

Servico Operations Corp.                   Stevens Creek Hospitality, Inc.                              100%

Impac Hotel Group, L.L.C.                  W.V.B.M., Inc.                                               100%

                                           Washington Motel
Servico Operations Corp.                        Enterprises, Inc.                                       100%

Sharon Motel Enterprises, Inc.             Wilpen, Inc.                                                 100%

                                           Worcester Hospitality
Servico Worcester, Inc.                         Associates, LP                                          100%

                                           Worcester Hospitality
Lodgian Acquisition, LLC                        Associates, LP                                          100%

*        The stock of these entities is pledged to Banc One Funding Corporation.

**       The membership interest in this entity is pledged to Fidelity
         Investments.

                                                          SCHEDULE 2 TO SECURITY
                                                            AND PLEDGE AGREEMENT

                                  PLEDGED NOTES

                                      NONE

                                                                   EXHIBIT 10.37

CADWALADER, WICKERSHAM & TAFT
Attorneys for the Debtors and Debtors in Possession
100 Maiden Lane
New York, New York 10038
(212) 504-6000
Gregory M. Petrick (GP-2175)
Adam C. Rogoff (AR-0820)
Barry N. Seidel (BS-1945)

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re:                                Chapter 11

LODGIAN, INC., et al.,                Case No. 01-16345 (BRL)

                    Debtors.          (Jointly Administered)

                         FINAL ORDER AUTHORIZING DEBTORS
                         TO USE CASH COLLATERAL IN WHICH
                   CERTAIN MORTGAGE LENDERS CLAIM AN INTEREST

            Lodgian, Inc. ("Lodgian") and the other above-captioned debtors (collectively, the "Guarantors" and, together with Lodgian, the "Debtors"), as debtors in possession, having filed with the Court their "Motion Pursuant to Sections 105, 361, 363, 364, 503(b) and 507 of the Bankruptcy Code and Rule 4001 of the Federal Rules of Bankruptcy Procedure for Entry of Orders (I) Authorizing the Debtors-in-Possession to (A) Obtain Postpetition Financing, (B) Grant Liens and Priority Administrative Expense Claim Status, (C) Modify the Automatic Stay, and (D) Enter into Financing Agreement; (II) Approving the Use of Cash Collateral and Granting Adequate Protection; and (III) Scheduling Final Hearing on Postpetition Financing and Use of Cash Collateral and Approving Form and Manner of Notice of Such Final Hearing" (the Motion"); and the

Debtors having requested, in accordance with Rule 4001(c) of the Federal Rules of Bankruptcy Procedure (the "Bankruptcy Rules"), that the Court schedule a hearing on an expedited basis (the "Interim Hearing") to consider granting the interim relief requested by the Debtors in the Motion, so as to avoid immediate and irreparable harm to the Debtors, their creditors and estates (the "Interim Relief"); and, it appearing that the Debtors furnished notice of the Interim Hearing and the Interim Relief telephonically or by fax to the United States Trustee for the Southern District of New York ( the "US Trustee"), the Debtors' twenty (20) largest unsecured creditors as set forth on the consolidated list of unsecured creditors accompanying the Debtors' chapter 11 petitions (the "20 Largest Creditors"), and each of those parties which the Debtors believe asserts, or may assert, an interest in the Debtors' cash, as set forth in Exhibit D to the Motion (collectively, the "Prepetition Mortgage Lenders"); and the Interim Hearing to consider the Interim Relief requested in the Motion having been held by this Court on December 21, 2001; and the Court having considered the Motion and the arguments of counsel, and having granted Interim Relief to the extent set forth in the Court's "Interim Order Authorizing Debtors To Use Cash Collateral In Which Certain Mortgage Lenders Claim An Interest" dated December 21, 2001 (the "Interim Cash Collateral Order"); and pursuant to the Interim Cash Collateral Order, the Court having scheduled a final hearing to consider the relief requested in the Motion (the "Final Hearing") for January 23, 2002; and it appearing that the Debtors have provided notice of the Final Hearing and the Motion as required by the Interim Cash Collateral Order and that such notice is due and sufficient; and the Final Hearing having been adjourned from time to time and having come on for hearing before the Court on February 14, 2002; and the Court having reviewed and considered all pleadings filed in opposition to the Motion (collectively, the

"Objections") and having heard the arguments of counsel; and sufficient cause appearing therefor,

            AND IT APPEARING that:

            A. The Debtors filed petitions for reorganization under title 11, United States Code (the "Bankruptcy Code") on December 20, 2001 and December 21, 2001;

            B. The filing of such petitions commenced cases under chapter 11 of the Bankruptcy Code (collectively, the "Cases");

            C. The Debtors, as debtors in possession, have been continued in possession and management of their business and property pursuant to Sections 1107 and 1108 of the Bankruptcy Code;

            D. No trustee has been appointed in the Debtors' Cases;

            E. An official committee of unsecured creditors has been appointed by the Office of the United States Trustee to serve in the Debtors' Cases (the "Committee") and such committee has engaged counsel and a financial advisor and is active in the Debtors' Cases;

            F. The Court has jurisdiction over the Motion pursuant to 28 U.S.C.
Section 1334 and the Motion constitutes a core proceeding pursuant to 28 U.S.C. Sections 157(b)(2)(A), (D), (G) and (M);

            G. The Debtors continue to have an immediate need to use cash collateral to operate their business;

            H. Absent the ability to use cash collateral, the Debtors will not be able to operate their business and the Debtors, their creditors and estates will suffer irreparable harm as a result of the loss of the Debtors' going concern value. Accordingly, the granting of the Motion is in the best interests of the Debtors, their creditors and estates;

            I. The notice of the Final Hearing provided by the Debtors was appropriate and sufficient;

            J. Lodgian, as borrower, and the Guarantors, as guarantors, are also seeking approval from this Court to enter into a Revolving Credit and Guaranty Agreement (the "DIP Credit Agreement") with certain lenders (the "DIP Lenders") and Morgan Stanley Senior Funding, Inc. ("MSSF"), as administrative and collateral agent for the DIP Lenders, pursuant to which the Debtors wish to borrow, pursuant to Sections 364(b), (c) and (d) of the Bankruptcy Code, on a revolving credit basis, up to $25,000,000 to supplement the Debtors' working capital requirements and enable the Debtors to meet their postpetition obligations; and

            K. The Debtors have engaged in discussions with many of the Prepetition Mortgage Lenders and have reached agreements which, subject to the entry of appropriate Stipulated Orders, will result in the withdrawal of the Objections.

            IT IS THEREFORE ORDERED that:

            1. Any term not otherwise defined herein shall have the meaning ascribed to such term in the Motion.

            2. (a) The provisions of this Order shall not apply to the MSSF Prepetition Mortgage Lenders or to MSSF, as agent under the prepetition Credit Agreement dated July 23, 1999 (the "Prepetition Agent"), or to the use by the Debtors of cash or other property as to which the Prepetition Agent or the MSSF Prepetition Mortgage Lenders claim an interest (the "MSSF Prepetition Collateral"). The Debtors' right to use MSSF Prepetition Collateral, including cash collateral, shall in all respects be governed by this Court's Interim Order (I) Authorizing Debtors (A) to Obtain Post-Petition Financing Pursuant to 11 U.S.C. Sections 105, 361, 362,
364(c)(1), 364(c)(2), 364(c)(3) and 364(d)(1) and (B) to Utilize Cash Collateral
Pursuant to 11 U.S.C. Section 363, (II) Granting Adequate Protection to Pre-Petition Secured Parties Pursuant to 11 U.S.C. Sections 361, 362 and
363 and (III) Scheduling Final Hearing Pursuant to Bankruptcy Rules 4001(B) and 4001(C), as such order may be modified or superseded by a final order.

            (b) The provisions of this Order shall not apply to The Chase Manhattan Bank (f/k/a Chemical Bank), as Trustee for the Registered Holders of DLJ Mortgage Acceptance Corporation, Commercial Mortgage Pass-Through Certificates, Series 1995-CF2 and LaSalle Bank National Bank, as Trustee for the benefit of Certificateholders of American Southwest Financial Securities Corporation Commercial Pass-Through Certificates, Series 1995-C1 (collectively, the "Trusts") or to Lennar Partners, Inc. ("Lennar"), as special servicer to the Trusts, or to the use by the Debtors of cash or other property as to which the Trusts claim an interest (the "Trust Collateral"). The Debtors' right to use Trust Collateral, including cash collateral, shall in all respects be governed by this Court's "Stipulation and Order Among The Debtors And Lennar Partners, Inc., As Special Servicer, Providing For (i) Limited Use of Cash Collateral And Adequate Protection And (ii) Related Relief".

            (c) The provisions of this Order shall not apply to Registered Holders of the First Union-Lehman Brothers Commercial Mortgage Trust II, Commercial Mortgage Pass-Through Certificates, Series 1997-C2 ("Trust I"), LaSalle Bank, N.A., as Trustee for the Registered Holders of the LB Commercial Conduit Mortgage Trust II, Multiclass Pass-Through Certificates, Series 1996-C2 ("Trust II"), and State Street Bank and Trust Company, as Trustee for the Registered Holders of First Union-Lehman

Brothers Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 1997-C1 ("Trust III", and together with Trust I and Trust II, the "Trusts") or to Criimi Mae Services, L.P., as special servicer to the Trusts, or to the use by the Debtors of cash or other property as to which the Trusts claim an interest (the "Trust Collateral"). The Debtors' right to use Trust Collateral, including cash collateral, shall in all respects be governed by this Court's "Stipulation and Order Among The Debtors And Criimi Mae Services, L.P., As Special Servicer, Providing For (i) Limited Use of Cash Collateral And Adequate Protection And (ii) Related Relief".

            (d) To the extent the Motion requests an order "priming" Qualified Prepetition Liens held or asserted by various creditors, the Debtors have agreed to adjourn the Motion as to such request.

            3. The Debtors are hereby authorized to use their cash, including cash constituting "cash collateral" (as such term is defined in Section 363(a) of the Bankruptcy Code) in which the Debtors' Prepetition Mortgage Lenders assert a security or other interest, upon the terms and conditions set forth herein. This Order supersedes the Interim Cash Collateral Order and shall govern the Debtors' use of cash collateral from and after the date hereof.

            4. Each Debtor is hereby authorized to use cash in which a Prepetition Mortgage Lender claims an interest only to:

            (a)   pay its own Designated Expenses;

            (b) pay the Designated Expenses of any other Debtor in its collateral pool (i.e., any Debtors whose properties serve as collateral for each other's secured loans); or

            (c)   make Limited Intercompany Advances.

            5. As used herein, "Designated Expenses" shall mean each Debtor's:

                  (a) property level operating expenses (including, without limitation, payroll, utilities(1), franchise fees, food and beverage, taxes, and supplies);

                  (b)   capital expenditures;

                  (c) pro rata share (based upon its last month's revenue as a percentage of the Debtors' total revenue) of actual Lodgian corporate overhead expenses for that month; and

                  (d) pro rata share (based upon its last month's revenue as a percentage of the Debtors' total revenue) of the Debtors' actual reorganization expenses, for that month.

"Designated Expenses" shall not include any prepetition expenses or interest on any prepetition indebtedness unless an order of the Bankruptcy Court approving payment of such prepetition expenses or such interest has been entered.

            6. As used herein, a "Limited Intercompany Advance" shall mean a cash advance which meets each of the following criteria:

                  (a) The Debtor making the advance is the owner of a Hotel Property(2);

(1) To the extent the Debtors establish a segregated bank account for the benefit of one or more utility companies (the "Utility Reserve Account"), such account shall be ratably funded up to $1 million by each Debtor (based on the ratio that the projected revenue from each of the Debtors' hotels bears to the total projected revenue for all of the Debtors' hotels) with its cash collateral. Notwithstanding the provision of any Order of this Court to the contrary, no lien, security interest or other encumbrance on the Utility Reserve Account shall be granted to any person; notwithstanding the foregoing, the Debtors, with this Court's approval, may grant an interest in the Utility Reserve Account to one or more utility companies as "adequate assurance" of the Debtors' future performance of its obligations to such utility companies. Upon the effective date of a plan(s) in the Debtors' Cases (or on such earlier date as the Court shall determine) any funds remaining in the Utility Reserve Account shall be returned to each of the Debtors in proportion to their respective cash contributions into such account. Upon such return, such funds shall become property of the estate of the Debtor receiving such funds and shall be subject to all liens granted on such Debtor's property in priority order.

(2) Such Debtor shall be credited with interest on such advance at the same rate Lodgian is charged for borrowing money under the DIP Credit Agreement (the "DIP Rate") (estimated today to be approximately 6% per annum) from the day of advance until repaid.

                  (b)   the Debtor receiving the advance is a Low Leverage
                        Debtor;

                  (c) the cash so advanced is only used to pay Designated Expenses;

                  (d) the cash so advanced constitutes a chapter 11 administrative priority claim (under Section 364(b) of the Bankruptcy Code), which claim is secured by a lien on all of the Debtor/borrower's property (a "Specific I/C Lien") which is subject and junior to the Carveout if the DIP Lenders have been granted a lien under
                        Section 364(d) of the Bankruptcy Code (a "DIP Priming Lien") with respect to such property, and the following liens: (w) any DIP Priming Lien on the borrowing Debtor's property, (x) any and all liens, mortgages and other security interests existing on or as of the Filing Date which are valid, perfected and unavoidable or to interests in such property arising out of liens arising after the Filing Date as permitted by Section 546(b) of the Bankruptcy Code (collectively, the "Qualified Prepetition Liens"), (y) any Specific AP Lien (as hereinafter defined) granted with respect to such property; and (z) any Primed Lender AP Lien granted with respect to such property, provided that the property subject to any Specific I/C Lien shall exclude the Debtors' claims and causes of action under sections 502(d), 544, 545, 547, 548, 549, 550 or 551 of the
                        Bankruptcy Code, or any other avoidance action under the Bankruptcy Code;

                  (e) The Debtor/borrower shall be charged interest at the DIP Rate on cash advanced to such Debtor from the date of advance to the date of repayment; and

                  (f) the cash so advanced may be repaid by the Debtor/borrower at any time without penalty and shall be repaid on the effective date of any plan of reorganization for the Debtor/borrower or upon the sale of the Debtor/borrower's Hotel Property.

            7. Nothing herein contained is intended to, nor shall, adjudicate, or create any presumption or inference with respect to:

                  (a) the validity, priority, avoidability or amount of any claim of any Prepetition Mortgage Lender against any of the Debtors (a "Prepetition Mortgage Lender Claim"), or

                  (b) the validity, priority, extent or enforceability of any security interest, mortgage or any other lien or encumbrance on any property of the Debtors which secures, or purports to secure, any Prepetition Mortgage Lender Claim. The Debtors reserve all of their rights to
                        (i) challenge the validity, enforceability, priority or extent of the Prepetition Mortgage Lender Claims or the liens, security interests or mortgages securing such claims, and (ii) to assert any claims or causes of action against the Prepetition Mortgage Lenders or their agents.

Each of the Prepetition Mortgage Lenders shall be entitled to the adequate protection provided under this Order unless the Court shall determine such lender to be an unsecured creditor.

            8. As "adequate protection" for any diminution in a Prepetition Mortgage Lender's interest in a particular Debtor's property (including cash collateral) resulting from such Debtor's use of such property during its Case,

                  (a) such Prepetition Mortgage Lender shall be granted a replacement lien (a "Specific AP Lien") on all of the prepetition and postpetition property (including, without limitation, all postpetition hotel revenue and other charges) of such lender's Debtor/borrower(s), which lien shall be junior only to (x) any DIP Priming Lien on such property, (y) any Qualified Prepetition Liens on such property and (z) the Carveout;

                  (b) subject to the provisions of paragraph 9 hereof, such Prepetition Mortgage Lender shall be granted a replacement lien (the "General AP Lien") on all of the prepetition and postpetition property (including, without limitation, all postpetition hotel revenue and other charges) owned by the Debtors, which lien shall be pari passu with other General AP Liens granted to other lenders on such property, but subject and junior to the Carveout, but only if a DIP Priming Lien has been granted with respect to such property, and the following liens: (u) any DIP Priming Lien on such property, (v) any Qualified Prepetition Liens on such property and any
                        Section 506(c) charges assessed against such liens, (w) all Specific AP Liens on such property, (x) any Primed Lender AP Lien on such property, (y) any Specific I/C Lien on such property; and (z) any liens granted to the DIP Lenders under Section 364(c) of the Bankruptcy Code on such property, but only if such property is owned by a Low Leverage Debtor;

                  (c) the property subject to any Specific AP Lien or General AP Lien shall exclude the Debtors' claims and causes of action under sections 502(d), 544, 545, 547, 548, 549,
                        550 or 551 of the Bankruptcy Code, or any other avoidance actions under the Bankruptcy Code;

                  (d) such replacement liens shall be valid and enforceable against all parties in interest without the need for such Prepetition Mortgage Lenders to file or record financing statements, mortgages, notices of lien or similar instruments in any jurisdiction or take any other action in order to validate and perfect the security interests and liens to be granted to them as adequate protection as provided above; and

                  (e) the Debtors shall provide to each Prepetition Mortgage Lender a monthly statement of operating results and sources and uses of cash with respect to such lender's Hotel Property, no later than thirty (30) days after the end of each calendar month.

            9. Notwithstanding any provision hereof to the contrary, (a) no lien or security interest shall be granted to any Prepetition Mortgage Lender as adequate protection if such grant would be an ultra vires act or would otherwise not be an act authorized by the certificate of incorporation or similar constitutive document of such purported grantor/Debtor, and (b) absent the express written consent of the Committee and the Debtors, no General AP Lien shall secure the diminution in value, if any, of a Prepetition Mortgage Lender's interest in the property owned by any High Leverage Debtor from and after the commencement of such Debtor's case.

            10. Absent the consent of a particular Prepetition Mortgage Lender with respect to cash in which it asserts an interest, no Debtor shall be entitled to use cash collateral except in accordance with the foregoing provisions.

            11. The Debtors shall be permitted to consolidate their cash in a bank account maintained in the name of "Lodgian, Inc." (the "Concentration Account"), provided, however, that the Debtors shall maintain detailed accounting records which shall enable the Court and parties in interest to ascertain what each Debtor's account balance is, and provided further, that each Debtor's net cash balance in such bank account shall be deemed to be held by such Debtors subject to any and all liens, claims and encumbrances thereon, as if such Debtor had at all times segregated, and had not commingled, its cash in the Concentration Account.

            12. Not later than five (5) days after the date of this Order, the Debtors shall serve a copy of this Order, by regular mail, postage prepaid, upon
(i) the US Trustee, (ii) the Committee's counsel, (iii) each Prepetition Mortgage Lender, (iv) any party which has filed a notice of appearance in the Debtors' cases, and (v) Davis Polk & Wardwell, counsel to MSSF.

            13. Notwithstanding any other provision of this Order to the contrary, (a) any cash collateral held by, or for the benefit of, CCA shall continue to be collected by, or on behalf of, CCA and remitted to the Debtors in accordance with the prepetition agreements between CCA and its Debtor borrowers (collectively, the "CCA Borrowers"); (b) no lien shall be granted or otherwise created pursuant to this Order in favor of any party on any property owned by the CCA Borrowers; and (c) the entry of this Order is without prejudice to the respective rights of the Debtors and CCA with respect to the Motion, notwithstanding the entry of this Order.

            14. To the extent any Objection (other than the objection filed by CCA) has not been withdrawn, it is hereby overruled and denied.

DATED: New York, New York
       FEBRUARY 14, 2002


                                          /S/ JUDGE BURTON R. LIFLAND
                                           ------------------------------
                                           United States Bankruptcy Judge